SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549


                             FORM 8-K

                          CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


Date of Report:  December 12, 1996
                 -----------------
(Date of earliest event reported)


                    WPS Resources Corporation
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      (Exact name of registrant as specified in its charter)



                            Wisconsin
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          (State or other jurisdiction of incorporation)


          1-11337                          39-1775292
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(Commission File Number)       (IRS Employer Identification No.)


700 North Adams Street, P.O. Box 19001, Green Bay, WI 54307-9001
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     (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code: (414)433-1466
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                         Not Applicable
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(Former name or former address, if changed since last report)


                        Page 1 of 4 Pages

                  Index to Exhibits is on Page 4

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ITEM 5.  Other Events.
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         At a meeting on December 12, 1996, the Board of
Directors adopted a Shareholder Rights Plan described in a Press
Release which is attached hereto as Exhibit 99-1. A Form 8-A was filed on December 13, 1996.

         On December 16, 1996, the Company issued a Press Release describing the updated status of the Kewaunee Nuclear Power Plant steam generator matter previously discussed in
Item 5, Other Information, in the Form 10-Q for the quarterly period ended September 30, 1996; and anticipated 1996 financial results.


ITEM 7.  Financial Statements and Exhibits.
------   ---------------------------------

         (c)  Exhibits.
              --------

              99-1 Press release dated December 12, 1996
                   regarding Shareholder Rights Plan

              99-2 Press release dated December 16, 1996
                   regarding Kewaunee Nuclear Power Plant steam generator matter and anticipated 1996 financial results













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PAGE
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                            SIGNATURES
                            ----------

         Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      WPS RESOURCES CORPORATION



                      By:  /s/ D. A. Bollom
                           --------------------------------------
                           D. A. Bollom
                           Chairman and Chief Executive Officer


Date:  December 20, 1996








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PAGE

                    WPS RESOURCES CORPORATION
                             FORM 8-K


                          EXHIBIT INDEX
                          -------------

Exhibit
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99-1      Press release dated December 12, 1996 regarding
          Shareholder Rights Plan

99-2      Press release dated December 16, 1996 regarding
          Kewaunee Nuclear Power Plant














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